QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 22, 2004

ASPEN TECHNOLOGY, INC.
(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	0-24786 (Commission File Number)	04-2739697 (IRS Employer Identification No.)
Ten Canal Park, Cambridge, Massachusetts 02141 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (617) 949-1000

(Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition

        On January 22, 2004, Aspen Technology, Inc. announced its financial results for the quarter ended December 31, 2003. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

        The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 22, 2004	ASPEN TECHNOLOGY, INC.
	By:	/s/ CHARLES F. KANE Charles F. Kane Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by Aspen Technology, Inc. on January 22, 2004.

QuickLinks

  Item 12. Results of Operations and Financial Condition
SIGNATURE
EXHIBIT INDEX